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                                                                    EXHIBIT 10.1




                          AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT (this "Amendment") executed February 24, 1997 is among ROCK BOTTOM RESTAURANTS, INC, a Delaware corporation ("Borrower"), the LENDERS (as such term is defined in the Loan Agreement described below) and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders ("Agent").

                                    RECITALS

         A. Borrower, the Lenders and the Agent are parties to the Loan Agreement, dated as of July 2, 1996 (as amended, and as it may hereafter be amended, restated or supplemented from time to time, the "Loan Agreement"), providing for a revolving line of credit Loan from the Lenders to the Borrower in the original maximum amount of $20,000,000. Capitalized terms that are used but not defined herein have the meanings set forth in the Loan Agreement.

         B. Borrower has requested and the Lenders have agreed to increase the Maximum Loan Amount to $25,000,000, subject to the terms and conditions set forth herein.

                                   AGREEMENT

         IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Lenders and the Agent agree as follows:

         1.      Amendments to Loan Agreement.

                 a. The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

                          i.      "Maximum Loan Amount" means $25,000,000.

                          ii. "Notes" means the promissory notes made by Borrower and evidencing the Loan, as they may be amended, restated, extended or supplemented from time to time and all notes given in substitution therefor, including without limitation : (a) the Promissory Note from Borrower payable to Norwest dated July 2, 1996, as amended by the Amendment to Promissory Note dated February 24, 1997, in the amended principal amount of $10,000,000, evidencing Norwest's Percentage Interest of the Loan, (b) the Promissory Note from Borrower payable to First Security dated July 2, 1996, as amended by the Amendment to Promissory Note dated February 24, 1997, in the amended amount of $7,500,000, evidencing First Security's Percentage Interest of
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                                  the Loan, and (c) the Promissory Note from
                                  Borrower payable to West One dated July 2,
                                  1996, as amended by the Amendment to
                                  Promissory Note dated February 24, 1997, in the amended principal amount of $7,500,000, evidencing West One's Percentage Interest of the Loan and any promissory note given to any other Person that becomes a Lender after the date hereof, together with any and all renewals, extensions, amendments and changes of, or substitutions for such notes.

                 b. The definition of "Consolidated" in Section 1.1 of the Loan Agreement is amended by adding the following sentence at the end of such definition;

                          In addition, to the extent that Borrower's equity investment in Big River or any financial results of Big River are reflected on Borrower's Financial Statement, Consolidated shall also include Borrower's equity investment in Big River and such results of Big River reflected on Borrower's Financial Statement.

                 c. Section 2.1(g)(i) of the Loan Agreement is amended and restated in its entirety to read as follows:

                          (g)     Request for Advance under the Loan

                                  (i)      Each request for an Advance under
                 the Loan must be substantially in the form of the Request for Advance (subject to modifications approved by Agent) and submitted to the Agent on or before 11:00 a.m. Denver, Colorado time on (A) the Business Day such Advance is requested to be made if such Advance is a Base Rate Advance, or (B) three Business Days preceding the date such Advance is requested to be made if such Advance is a LIBOR Rate Advance. Upon receipt of a Request for Advance, the Agent shall promptly provide a notice thereof to each Lender. If all conditions precedent to each Advance have been met, not later than 2:00 p.m. Denver time on the Business Day such Advance was requested with respect to each Base Rate Advance and noon Denver time on the third Business Day with respect to each LIBOR Rate Advance, each Lender shall make available to the Agent in immediately available funds the amount of such Lender's Percentage Interest of the amount specified in the Request for Advance; provided, however, that the Lenders shall not be obligated to make any Advance to Borrower that would result in the aggregate unpaid principal balance outstanding under the Loan exceeding the Maximum Loan Amount.

                 d. Section 2.1(i) of the Loan Agreement is hereby amended by substituting the figure $25,000 for the figure $20,000 in the description of the extension fee required in connection with any exercise by Borrower of the Extension.



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                 e.       Sections 6.11(a) and (c) of the Loan Agreement
                          (Financing Covenants) are hereby amended and restated in their entirety to read as follows:

                          (a)        Funded Debt to Operating Cash Flow.
                 Borrower shall maintain a ratio of Funded Debt to Operating Cash Flow (determined on a Consolidated basis) of less than or equal to 1.65 to 1, calculated at the end of each Fiscal Quarter and based on such Fiscal Quarter and the three immediately preceding Fiscal Quarters.

                          (c) Total Liabilities to Tangible Net Worth. The ratio of Borrower's Total Liabilities to Tangible Net Worth calculated at the end of each Fiscal Quarter shall not exceed .60 to 1 at any time during the term of the Loan.

                 f. Article 6 (Affirmative Covenants) of the Loan Agreement is hereby amended by adding a new Section
                          6.17 to read as follows:

                 6.17 Opening of Additional Facilities. Within ten days after the opening of any new restaurant or similar facility by Borrower or any Subsidiary, Borrower shall notify Agent in writing of such opening.

                 g. Section 7.4 of the Loan Agreement (Negative Covenants) is hereby amended and restated in its entirety to read as follow:

                 7.4 Capital Expenditures. Make or incur any capital expenditures (as such term is defined in accordance with GAAP), exceeding the aggregate limit of $35,000,000 during any Fiscal Year, beginning with the Fiscal Year ended December 29, 1996.

                 h. Notices. The address for notice to Borrower or any Subsidiary pursuant to Section 12.2 of the Loan Agreement is hereby changed to the following address:

                                  Rock Bottom Restaurants, Inc.
                                  248 Centennial Parkway, Suite 100
                                  Louisville, Colorado 80027

                 i. Exhibit D to the Loan Agreement is hereby replaced with Exhibit D attached hereto and incorporated herein by this reference and Exhibit D attached hereto is substituted in place of Exhibit D attached to the Loan Agreement as locations where the Collateral is located. Borrower hereby represents, warrants and certifies that (a) each Subsidiary set forth on Exhibit D (as amended by this Amendment) conducts operations only at the locations set forth below such Subsidiary's name on Exhibit D (as amended by this Amendment) and Borrower or such Subsidiary own all of the Collateral located at such location,
                          (b) the Collateral is not located in any





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                          location, and neither Borrower nor any Subsidiary
                          conducts any operations in any location other than those listed on Exhibit D of the Loan Agreement (as amended by this Amendment), and (c) Borrower leases and does not own, directly or indirectly, any of the locations described on Exhibit D other than the Fee Properties.

                 j. Exhibit E to the Loan Agreement is hereby replaced with Exhibit E attached hereto and Exhibit E attached hereto is substituted in place of Exhibit E attached to the Loan Agreement.

                 k. Exhibit F to the Loan Agreement is hereby replaced with Exhibit F attached hereto and Exhibit F attached hereto is substituted in place of Exhibit F attached to the Loan Agreement.

                 2. Conditions Precedent. All of Lenders' obligations under this Amendment are conditioned upon and subject to satisfaction of all of the following conditions precedent in a manner acceptable to Agent on or before February 28, 1997:

                          a.      Borrower shall pay to Agent, as agent for
Lenders, a restructure fee in the amount of $10,000.

                          b.      Borrower or the Subsidiaries, as the case may
be, shall have executed and delivered this Amendment, and any and all amendments to the Note and the other Loan Documents or any other documents required by Lenders, to give effect to the amendments effected by this Amendment;

                          c.      Borrower shall have delivered to Agent, as
agent for the Lenders, an opinion of counsel with respect to the loan modifications effected by this Amendment and the amendments executed concurrent herewith, which opinion must be acceptable in form and substance to Agent, in Agent's reasonable discretion;

                          d.      Borrower shall pay all Loan Expenses incurred
by the Agent in connection with the transactions contemplated by this Amendment; and

                          e.      As of the date of this Amendment, and as of
the Effective Date, there was and is no Default or Unmatured Event of Default.

                          f.      Borrower shall cause Stewart Title Company to
deliver to Lender endorsements to each of the title insurance policies issued in connection with the original closing of the Loan (other than for the property located in the State of Texas), which title insurance endorsements shall insure that there has been no adverse change in the status of title to any real property securing the Loan (other than for the property located in the State of Texas) since July 2, 1996, and shall insure that the Deeds of Trust, as modified by the Amendments to Deeds of Trust being delivered simultaneously herewith, remain in effect as first priority liens against





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each of the parcels of real property encumbered by such Deeds of Trust (subject to Permitted Liens).

                          g.      Within thirty (30) days of the date hereof,
Borrower shall provide to Lender (a) an amendment to the UCC Financing Statement executed by Lakeside Bank releasing any collateral other than the collateral located at One West Grand Avenue in Chicago, Illinois, (b) a Landlord Subordination executed by Management, Inc. in connection with Borrower's Nebraska operation and a Landlord Subordination executed by Dulcet LLC in connection with Borrower's Iowa operation.

                          h.      Within fifteen (15) days of the date hereof,
Borrower shall (a) execute a Deed of Trust for the benefit of Lender (substantially identical to the Deeds of Trust previously executed by Borrower) encumbering the property known as Lot 4, Block 1 Centennial Promenade, Filing No. 2, in Arapahoe County, Colorado, and (b) cause North American Title Company to deliver to Lender a lender's title insurance policy insuring that the Deed of Trust creates a valid, perfected first priority lien on such property subject only to those exceptions as may be reasonably acceptable to Lender; at which time such property shall constitute Fee Property for purposes of the Loan Agreement, and such property may, in the future, be released in accordance with
Section 4.2 of the Loan Agreement.

                 3. Further Assurances. Borrower shall execute all documents and instruments and take all actions or cause any other party to execute all documents and instruments and take all actions as the Agent may reasonably require to effect the transactions contemplated by this Amendment.

                 4. Representations and Warranties. Borrower hereby certifies to the Lenders that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects, and no Event of Default or Unmatured Event of Default has occurred under any Loan Document (as amended concurrent herewith). Without limiting the generality of the foregoing, Borrower represents and warrants to the Lenders that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that each person executing this Amendment on behalf of Borrower is duly authorized to do so, and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower (subject to the same limitations of enforceability as set forth in the Loan Agreement).

                 5.       Loan Documents.

                          a.      The Lenders, the Agent, and the Borrower
agree that all of the Loan Documents shall be amended to reflect the amendments set forth herein.

                          b.      All references in any document to the Loan
Agreement hereafter refer to the Loan Agreement as amended pursuant to this Amendment.





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                          c.      All references in the Loan Agreement to the
Loan Documents, or any particular Loan Document, hereby refer to such Loan Documents as amended pursuant to the amendments executed concurrent herewith.

                 6. Continuation of the Loan Agreement Except as specified in this Amendment, the provisions of the Loan Agreement remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement, the terms of this Amendment control.

                 7.       Miscellaneous.

                          a.      This Amendment shall be governed by and
construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

                          b.      This Amendment may be executed in two or more
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                          c.      This Amendment and all documents to be
executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

                          d.      Time is of the essence hereof with respect to
the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

                          e.      This Amendment constitutes the entire
agreement between Borrower, the Agent, and the Lenders concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower, the Agent and the Lenders and designated as an amendment or modification of the Loan Agreement.

                          f.      If any provision of this Amendment is held to
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not be impaired thereby.

                          g.      The section headings herein are for
convenience only and shall not affect the construction hereof.

                          h.      Execution of this Amendment is not intended
to and shall not constitute a waiver by the Lenders of any Event of Default or Unmatured Event of Default.





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         EXECUTED as of the date first set forth above.

LENDERS:                          NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
-------
                                  a national banking association


                                  By: /s/ KAREN I. HARDY
                                     -------------------------------------------
                                      Karen I. Hardy
                                      Vice President

                                  FIRST SECURITY BANK, N.A., a
                                  national banking association (f/k/a First
                                  Security Bank of Idaho, N.A.)


                                  By: /s/ MARY MONROE
                                     -------------------------------------------
                                      Mary Monroe
                                      Vice President

                                  U.S. BANK OF IDAHO (f/k/a West One Bank,
                                      Idaho)


                                  By: /s/ JAMES HENKEN
                                     -------------------------------------------
                                      James Henken
                                      Vice President


AGENT:                            NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
-----                                a national banking association


                                  By: /s/ KAREN I. HARDY
                                     -------------------------------------------
                                      Karen I. Hardy
                                      Vice President


BORROWER:                         ROCK BOTTOM RESTAURANTS, INC., a
---------                         Delaware corporation


                                  By: /s/ WILLIAM S. HOPPE
                                     -------------------------------------------
                                      William S. Hoppe
                                      Vice President





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